Exhibit 24.4

POWER OF ATTORNEY

Reference is hereby made to the registration by TotalEnergies Capital International under the U.S. Securities Act of 1933, as amended, of debt securities guaranteed by TotalEnergies SE to be issued, from time to time, by TotalEnergies Capital International (the “Securities”). Such Securities will be registered on a registration statement on Form F-3 (the “Registration Statement”) and filed with the United States Securities and Exchange Commission (the “SEC”).

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes and appoints any person listed below or Gwenola Jan, Group Treasurer of TotalEnergies SE, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to act, without any other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign the Registration Statement (including under any other appropriate Form) and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, or any state regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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[Signature page of Form F-3 Power of Attorney TotalEnergies Capital International]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates noted below.

Date:	April 23, 2024	By:	/s/ Jean-Pierre Sbraire
		Name:	Jean-Pierre Sbraire
		Title:	Chairman and Chief Executive Officer (Principal Executive Officer), Director

Date:	April 22, 2024	By:	/s/ Elodie Tilmant
		Name:	Elodie Tilmant
		Title:	Chief Accounting Officer (Principal Financial and Accounting Officer), Director

Date:	April 23, 2024	By:	/s/ Eric Bozec
		Name:	Eric Bozec
		Title:	Director

Date:	April 22, 2024	By:	/s/ Gwenola Jan
		Name:	Gwenola Jan
		Title:	Director

Date:	April 23, 2024	By:	/s/ Jeanine Wai
		Name:	Jeanine Wai
		Title:	Authorized Representative in the United States

[Signature page of Form F-3 Power of Attorney TotalEnergies Capital International]